BALANCE SHEETS - Iqi Media Inc [Member] - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Current assets
Cash	$ 1,836	$ 79
Prepaid expenses	2,637	2,637
Total current assets	4,473	2,716
Total Assets	4,473	2,716
Current liabilities
Accounts payable and accrued liabilities	12,065	10,244
Due to related party	51,550	26,500
Total current liabilities	63,615	36,744
Total liabilities	63,615	36,744
Members’ Deficit	(59,142)	(34,028)
Total Liabilities and Members’ Deficit	$ 4,473	$ 2,716